UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest reported): September 30, 2004

                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)


          Nevada                   000-17874                     88-0199674
(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


     224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida           32082
           (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2004, Global Axcess Corp. (the "Company") acquired substantially all of the assets of Family Heritage Estate Portfolio, Inc., a Pennsylvania corporation ("FHEP") pursuant to the Asset Purchase Agreement dated as of June 21, 2004 (the "Agreement"), as amended on August 27, 2004, between the Company and FHEP. FHEP is currently in receivorship and Inglewood Associates, Inc., a Pennsylvania corporation (the "Receiver"), has been appointed as receiver for FHEP and executed the Agreement.

FHEP is a party to various agreements with Nationwide Money Services, Inc., a wholly-owned subsidiary of the Company, pursuant to which FHEP acquired the right to place ATMs and receive revenues in approximately 106 locations (the "Placement Agreements"). Further, FHEP has various other agreements for the placement and processing at six ATM locations (the "Merchant Agreements"). Pursuant to the Agreement, the Company acquired the Merchant Agreements, the ATMS installed in connection with the Placement Agreements and the Merchant Agreements and the phone lines used in connection with the Placement Agreements and the Merchant Agreements. Further, FHEP introduced the Company to Parkhurst Corporation ("Parkhurst") pursuant to which the Company and Parkhurst are currently in discussion to place the ATMs acquired from FHEP in 60 of Parkhurst's restaurants operating under the Eat n' Park brand name.

The purchase price for the acquisition was $908,200 in cash of which $816,800 was paid on closing and $91,400 was held in escrow to be used for the payment of liabilities existing prior to close. In the event that the Company enters into an agreement with Parkhurst, the Company shall pay FHEP an additional $80,000. The transaction was funded by utilizing cash generated from the sale of the Company's common stock and debt instruments in connection with three private placements by the Company

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure in Item 1.01 is hereby incorporated into this Item 2.01 by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                Description

10.1 Asset Purchase Agreement by and between the Company and FHEP dated June 21, 2004

10.2 First Amendment to Asset Purchase Agreement by and between the Company and FHEP dated August 27, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GLOBAL AXCESS CORP.



Date:  October 13, 2004                              /s/David Fann
                                                     ------------------
                                                        David Fann
                                                        President